THE KELMOORE STRATEGY TM COVERED OPTION FUND (the "Fund")

Supplement dated April 21, 1999 to Prospectus dated April 7, 1999

This document supplements the disclosure found on page 9 of the prospectus under the heading "Distribution Plan."

     Until July 2, 1999 or the net assets of the Fund reach $25,000,000, whichever happens first, the Fund's distributor will pay brokers with which it has selling agreements a fee of 2% of the net asset value of the shares sold. Thereafter, it is expected that this fee will be reduced to 1%. Commencing in the 13th month after shares are sold, the distributor will pay brokers an additional monthly fee of 1/12th of 1% of the net asset value of shareholder accounts serviced. Any payment beyond the Fund's existing Rule 12b-1 Plan will be borne by the distributor and not by the Fund.